SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549




                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 December 9, 1994


                               CNA FINANCIAL CORPORATION
                (Exact name of registrant as specified in charter)



                                    Delaware
                           (State or other jurisdiction
                                of incorporation)

           1-5823                                      13-2646102
          (Commission File No.)                       (IRS employer
                                                   identification no.)

         CNA Insurance Companies,  CNA Plaza, Chicago, IL  60685
         (Address of principal executive offices)      (Zip Code)



               Registrant's telephone number, including area code:
                                  (312) 822-5000







         Item 5.   Other Events.

                   On December 9, 1994, CNA Financial Corporation (the "Company"), through its Continental Casualty Company subsidiary, consummated its purchase of certain securities (the "Securities") of The Continental Corporation ("Continental"), as contemplated by the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of December 6, 1994, by and between the Company and Continental, for cash consideration of $275,000,000.

                   The Securities consist of: (1) 828,100 shares of Continental's Series T Preferred Stock having an aggregate liquidation preference of $165,620,000, which shares are exchangeable, subject to the terms and conditions specified in the Securities Purchase Agreement and in Continental's Certificate of Incorporation, for 828,100 shares of Continental's Series E Convertible Preferred Stock having an aggregate liquidation preference of $165,620,000; (2) 171,900 shares of Continental's Series F Preferred Stock having an aggregate liquidation preference of $34,380,000; (3) 375,000 shares of Continental's Series H Preferred Stock having an aggregate liquidation preference of $75,000,000; and (4) an option to acquire, subject to the terms and conditions specified therein, 625,000 shares of Continental's Series G Preferred Stock having an aggregate liquidation preference of $125,000,000.

                   As previously announced, the Company and Continental have entered into a Merger Agreement, dated as of December 6, 1994, pursuant to which, subject to the terms and conditions specified therein, Continental will merge with a wholly owned subsidiary of the Company.

                   The foregoing is qualified in its entirety by reference to the Securities Purchase Agreement and the Merger Agreement filed as Exhibits 1 and 2 hereto, which are incorporated herein by reference.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                   1. Securities Purchase Agreement, dated as of December 6, 1994, by and between CNA Financial Corporation and The Continental Corporation (with exhibits thereto).

                   2. Merger Agreement, dated as of December 6, 1994, by and among CNA Financial Corporation, Chicago







                        Acquisition Corp. and The Continental
                        Corporation.


















































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                   Pursuant to the requirements of the Securities Ex-
         change Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CNA FINANCIAL CORPORATION



                                       By: /s/ Donald M. Lowry
                                          Name:  Donald M. Lowry
                                          Title: Senior Vice President,
                                                 Secretary and General
                                                 Counsel





         Date:  December 13, 1994































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                                  EXHIBIT INDEX



         Exhibit
           No.              Description

         1.       Securities Purchase Agreement, dated as
                  of December 6, 1994, by and between CNA
                  Financial Corporation and The Continental
                  Corporation (with exhibits thereto).

         2.       Merger Agreement, dated as of December 6,
                  1994, by and among CNA Financial
                  Corporation, Chicago Acquisition Corp.
                  and The Continental Corporation.




































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